Exhibit 99.2

Berliner Communications, Inc.
UNAUDITED PRO-FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Table of Contents

Page
Unaudited Pro-Forma Condensed Combined Balance Sheet as of December 31, 2009	2

Unaudited Pro-Forma Condensed Combined Statement of Operations for the year ended December 31, 2009	3

Notes to Unaudited Pro-Forma Condensed Combined Financial Statements	4

The following unaudited pro-forma condensed combined financial statements are based on the historical financial statements of Berliner Communications, Inc. (“BCI”, “we”, “us”, or “our”) and UniTek Holdings, Inc. (“UniTek”) after giving effect to our Agreement and Plan of Merger and the assumptions and adjustments described in the accompanying notes to the unaudited pro-forma condensed combined financial statements. This Agreement and Plan of Merger was consummated on January 27, 2010.

The pro-forma data is for informational purposes only and may not necessarily reflect future results of operations or financial position or what the results of operations or financial position would have been had BCI and UniTek been operating as combined entities for the periods presented. The unaudited pro-forma condensed combined financial statements should be read in conjunction with the historical financial statements, including the notes thereto, of BCI included in our Form 10-K for the year ended June 30, 2009 and in our Form 10-K for the six months ended December 31, 2009, and the historical financial statements included elsewhere in this Form 8-K/A.

The unaudited pro-forma condensed combined balance sheet as of December 31, 2009 assumes the Agreement and Plan of Merger occurred on December 31, 2009.  The unaudited pro-forma condensed combined statement of operations for the year ended December 31, 2009 assumes that the combination took place at the beginning of the period presented.

The unaudited pro-forma condensed combined financial statements do not take into consideration any benefits or additional expenses which may or may not result from the combination.

The unaudited pro-forma condensed combined balance sheet includes purchase price adjustments prepared on the basis that UniTek is the accounting acquirer of Berliner.  The allocation of the purchase price is a preliminary allocation to identifiable net assets, net liabilities and commitments acquired. UniTek intends to conduct an appraisal of these assets, liabilities and commitments and will consider a potential adjustment to the purchase price allocation based upon the results of this appraisal.

Berliner Communications, Inc.
Unaudited Pro-Forma Condensed Combined Balance Sheet
December 31, 2009
(Amounts in thousands)

	Historical	Historical		Pro-Forma	Pro-Forma
ASSETS	UniTek	Berliner		Adjustments	Combined

CURRENT ASSETS
Cash, cash equivalents, and restricted cash	$2,396	$1,518	(a)	$12,500	$4,656
			(b)	(5,518)
			(c)	(2,000)
			(g)	(3,200)
			(h)	(1,040)
Accounts receivable and unbilled revenue, net	24,680	26,573			51,253
Income tax receivable	-	2,251			2,251
Inventories	8,326	999			9,325
Prepaid expenses and other current assets	3,804	670			4,474
	39,206	32,011		742	71,959
Property and equipment, net	20,665	2,064	(d)	629	23,358
Amortizable intangible assets, net	26,941	353	(e)	(353)	29,419
			(f)	2,478
Goodwill	137,827	2,284	(e)	(2,284)	140,678
			(f)	2,851
Deferred tax assets - long-term	109	-			109
Other long-term assets	7,093	283	(h)	1,040	8,416
Total Assets	$231,841	$36,995		$5,103	$273,939

LIABILITIES, PREFERRED STOCK, AND STOCKHOLDERS' EQUITY

LIABILITIES
Accounts payable	$19,301	$8,586		$-	$27,887
Accrued expenses	23,330	4,906			28,236
Current portion of long-term debt	33,006	5,851	(b)	(5,518)	31,339
			(c)	(2,000)
Income tax payable	187				187
Current portion of capital lease obligations and vehicle loans	5,097	206			5,303
	80,921	19,549		(7,518)	92,952
Long-term debt, net of current portion	127,162	4			127,166
Long-term capital lease obligations and vehicle loans, net of current portion	4,244	234			4,478
Deferred tax liabilities - long term	-	146			146
Other long-term liabilities	-	484			484
Total liabilities	212,327	20,417		(7,518)	225,226

Preferred stock	-	-	(a)	12,500	12,500

STOCKHOLDERS' EQUITY
Common stock	1,091	1	(j)	(1,089)	3
Additional paid-in capital	112,747	25,814	(i)	4,410	142,971
Accumulated other comprehensive income	61	-			61
Accumulated deficit	(94,385)	(9,237)	(g)	(3,200)	(106,822)
Total stockholders' equity	19,514	16,578		121	36,213
Total liabilities, preferred stock, and stockholders' equity	$231,841	$36,995		$5,103	$273,939

Berliner Communications, Inc.
Unaudited Pro-Forma Condensed Combined Statement of Operations
For the Year Ended December 31, 2009
(Amounts in thousands, except per share amounts)

	Historical	Historical		Pro-Forma	Pro-Forma
	UniTek	Berliner		Adjustments	Combined

Revenues (1)	$278,302	$69,755	(p)	$(342)	$347,715
Costs of revenues	237,914	52,323	(o)	13,561	303,456
			(p)	(342)
Gross profit	40,388	17,432		(13,561)	44,259
Selling, general and administrative expenses	26,860	21,839	(o)	(13,561)	35,138
Asset impairment	38,431	-			38,431
Depreciation and amortization	26,878	1,291	(k)	1,504	29,673

Operating loss	(51,781)	(5,698)		(1,504)	(58,983)

Interest income	-	(14)			(14)
Interest expense	18,825	299	(l)	1,720	21,282
			(m)	378
			(n)	60
Amortization of deferred financing costs	-	60	(n)	(60)	-
Other expense (income)	284	(38)		-	246
Loss from continuing operations before income taxes	(70,890)	(6,005)		(3,602)	(80,497)

Benefit (provision) for income taxes	4,743	(1,697)			3,046
Loss from continuing operations	$(66,147)	$(7,702)		$(3,602)	$(77,451)

Loss from continuing operations per common share:
Basic	$(0.61)	$(0.29)			$(0.57)
Diluted	$(0.61)	$(0.29)			$(0.57)

Weighted average number of common shares outstanding:
Basic	109,096	26,516			135,612
Diluted	109,096	26,516			135,612

(1)
UniTek 2009 revenue does not include revenue from discontinued operations of $12.1 million which includes $9.9 million of revenue from satellite fulfillment markets provided to DirecTV as part of the market swap transaction discussed in Note 4 of the UniTek Holdings, Inc. 2009 financial statements.  The discontinued markets were exchanged with DirecTV for new markets which are estimated to offset the lost revenue from these discontinued markets.

Berliner Communications, Inc.
Notes to Unaudited Pro-Forma Condensed Combined Financial Statements

1. Basis of Presentation

The accompanying unaudited pro-forma condensed combined balance sheet is derived from the historical balance sheets of UniTek Holdings, Inc., a Delaware corporation (“UniTek”) and Berliner Communications, Inc. at December 31, 2009. The unaudited pro-forma condensed combined balance sheet reflects the merger with UniTek by our wholly owned subsidiary, BCI East, Inc. as if it had occurred on December 31, 2009.

The accompanying unaudited pro-forma condensed combined statement of operations for the year ended December 31, 2009 assumes that the merger took place at the beginning of the period presented.

In accordance with the rules and regulations of the SEC, unaudited financial statements may omit or condense information and disclosures normally required for a complete set of financial statements prepared in accordance with generally accepted accounting principles. However, management believes that the notes to the financial statements as presented contain disclosures adequate to make the information presented useful and not misleading.

The adjustments necessary to fairly present the unaudited pro-forma condensed combined financial statements have been made based on available information and, in the opinion of management, are reasonable. Assumptions underlying the pro-forma adjustments are described below in the accompanying notes, which should be read in conjunction with these unaudited pro-forma condensed combined financial statements.

The unaudited pro-forma condensed combined financial data is for comparative purposes only and does not purport to represent what our financial position or results of operations would actually have been had the events noted above in fact occurred on the assumed dates or to project the financial position or results of operations for any future date or future period. The unaudited pro-forma condensed combined financial data should be read in conjunction with the notes hereto.

2. Merger Transaction

On January 27, 2010, Berliner Communications, Inc. (“Berliner”,“we”, “us”, “the Company”), BCI East, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”), and UniTek entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Merger Sub merged (the “Merger”) with and into Unitek and Unitek became a wholly owned subsidiary of the Company. The time on January 27, 2010 at which the Merger became effective is referred to as the “Effective Time”.

Pursuant to the terms and conditions of the Merger Agreement, at the Effective Time, each outstanding share of common stock of Unitek (the “Unitek Common Stock”) was converted into the right to receive 0.012 shares of series A preferred stock of Berliner (the “Berliner Series A Preferred Stock”) and 0.4 shares of common stock of Berliner (the “Berliner Common Stock”), and each share of series A preferred stock of Unitek (the “Unitek Preferred Stock”) was converted into the right to receive 0.02 shares of series B preferred stock of Berliner (the “Berliner Series B Preferred Stock”: and, collectively with the Berliner Series A Preferred Stock and the Berliner Common Stock, the “Merger Consideration”). Each share of Berliner Series A Preferred Stock will automatically be converted into 50 fully paid and non-assessable shares of Berliner Common Stock immediately after such time that amended and restated articles of incorporation have been filed and accepted with the State of Delaware. The ultimate effect of these conversions was to effect an exchange of UniTek Common Stock for Berliner Common Stock at a 1:1 ratio upon the completion of all necessary amendments to the Company’s incorporation documents. The terms of the Berliner Series A Preferred Stock and the Berliner Series B Preferred Stock are summarized in Item 5.03 in the Form 8-K filed with the Securities and Exchange Commission (“SEC”) on January 27, 2010.

Based on the number of shares of Unitek capital stock and Berliner capital stock outstanding as of January 27, 2010, the stockholders of Unitek immediately prior to the Effective Time will hold more than 80% of the voting capital stock of Berliner outstanding immediately following the Merger. In addition, as part of the Merger, options to acquire shares of Unitek Common Stock were converted into options to acquire an equivalent amount of shares of Berliner Common Stock (the “Substitute Options”), and warrants to acquire shares of Unitek Common Stock were converted into warrants to acquire an equivalent amount of shares of Berliner Common Stock (the “Substitute Warrants”). The Substitute Options and the Substitute Warrants retain the same (or substantially equivalent) vesting, exercisability and expiration terms as the original Unitek options and warrants, respectively. The Substitute Options and the Substitute Warrants are summarized in Items 5.02 and 5.03 to the Form 8-K filed with the SEC on January 27, 2010.

Berliner Communications, Inc.
Notes to Unaudited Pro-Forma Condensed Combined Financial Statements

Berliner was the legal acquirer under the Merger and remains the registrant for Securities and Exchange Commission (“SEC”) reporting purposes.  The Merger will be accounted for as a reverse acquisition with UniTek as the accounting acquirer.  The Merger will be accounted for as a purchase business combination, using UniTek’s historical financial information and accounting policies and applying fair value estimates to the acquired assets, liabilities and commitments of Berliner as of January 27, 2010.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 10.1 to the Form 8-K filed with the SEC on January 27, 2010 and incorporated herein by reference.

3. Pro-Forma Allocation of Purchase Price

The allocation of the purchase price is a preliminary allocation to identifiable net assets, net liabilities and commitments acquired. UniTek intends to conduct an appraisal of these assets, liabilities and commitments and therefore it is possible that the preliminary purchase price allocation will change based on the results of this appraisal.  UniTek will consider a potential adjustment to the purchase price allocation based upon the results of this appraisal.

The preliminary purchase price, which was calculated based upon the fair value of equity consideration, was allocated to the assets acquired and liabilities assumed as follows (in thousands):

Cash	$412
Accounts receivable	27,675
Inventories	993
Prepaid expenses and other assets	3,785
Property and equipment	2,693
Non compete agreements	408
Customer relationships and backlog	2,070
Goodwill	2,851
Accounts payable and accrued expenses	(12,087)
Line of credit	(7,449)
Capital lease obligations	(1,559)
Total net assets acquired	$19,792

4. Pro-Forma Adjustments

Balance Sheet Adjustments

(a)	Proceeds from the issuance of 12.5 million shares of preferred stock issued in conjunction with the Merger

(b)	Reflects the payment of the Berliner PNC credit facility that was retired in conjunction with the Merger

(c)	Reflects payment required by the December 2009 amendment under UniTek’s First Lien Term B Credit facility in conjunction with the Merger

(d)	Adjustment to reflect estimated fair value of Berliner property and equipment at the date of the acquisition

(e)	Adjustment to eliminate existing Berliner goodwill and intangible assets

(f)	To record preliminary estimate of goodwill and identifiable intangible assets from the purchase of Berliner (in thousands):

Customer relationships	$800
Backlog	1,270
Covenants not to compete	408
Goodwill	2,851
$5,329

(g)	To record estimated legal, accounting and other fees required to close the Merger

(h)	To record deferred financing costs associated with amendment required under UniTek First Lien and Second Lien Credit Facilities

(i)	To record fair value of equity transferred as part of the Merger

(j)	Adjustment to state common stock at par value post-Merger.

Statement of Operations Adjustments

(k)
Reflects preliminary estimated amortization of identifiable intangible assets from the purchase of Berliner.    Customer relationships are estimated to be amortized over seven years, backlog is estimated to be amortized over one year and covenants not to compete are estimated to be amortized over 3.4 years

(l)
Incremental interest expense from the credit support fee required under the Credit Support Agreement entered into with HM Capital as part of the Merger for the guaranty of the Holdings Revolving Credit Facility.  The fee is estimated at 6% of the current balance of $28.6 million

(m)	Amortization of deferred financing costs discussed at Adjustment (h)

(n)	Reclassification of deferred financing costs as interest expense to conform with historical UniTek accounting policy

(o)	Reclassification of Berliner SG&A costs to conform with historical UniTek accounting policy

(p)	Reflects elimination of revenue and associated costs between UniTek and Berliner for work completed in 2009

5.  Reconciliation of Loss from continuing operations to EBITDA

Below is a reconciliation of net loss from continuing operations to EBITDA. UniTek adjusted 2009 EBITDA is $19.4 million and adjusted combined pro-forma EBITDA is $16.2 million.

	(Amounts in thousands)
	UniTek
	Year Ended December 31,	Combined Pro-Forma
	2009	2009
Loss from continuing operations	$(66,146)	$(77,451)
Income tax (benefit)	(4,743)	(3,046)
Other expense	284	246
Interest, net	18,825	21,268
Depreciation and amortization	26,878	29,673
Asset impairment	38,431	38,431
EBITDA	$13,529	$9,121
Stock compensation expense (1)	1,688	2,089
Legacy legal reserve	1,883	1,883
Pro-forma EBITDA from market swap timing	1,093	1,093
Costs to support Merger (2)	1,165	1,977
Adjusted EBITDA	$19,358	$16,163

(1)	Includes $0.4 million of Berliner stock compensation costs in combined pro-forma.
(2)	Includes $0.8 million of costs included at Berliner in combined pro-forma.

While Adjusted EBITDA is a non-GAAP measure, it does represent a primary metric that management uses to monitor the performance of the business and, as a consequence, it is included in this document for supplementary information purposes only.